





Smithfield



Investor Presentation






October 2010

Forward-Looking Statements

This presentation contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company's outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company's forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company's ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company's Annual Report on Form 10-K for fiscal 2010 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Non-GAAP Measure Reconciliations

Non-GAAP measure reconciliation (in millions)

	TTM Q1 FY 2011	FY 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 551	$ 539	$ 395	$ 449	$ 219
Less: Fresh pork EBIT	(112)	(61)	(76)	(141)	(34)
Add: Packaged meats restructuring and impairment charges	11	17	67	-	-
Packaged meats adjusted EBIT	$ 450	$ 495	$ 386	$ 308	$ 185

Non-GAAP measure reconciliation (in millions)

	TTM Q1 FY 2011	FY 2010	FY 2009	FY 2008	FY 2007
Operating profit-Pork segment	$ 551	$ 539	$ 395	$ 449	$ 219
Less: Packaged meats EBIT	(439)	(478)	(319)	(308)	(185)
Add: Fresh pork restructuring and impairment charges	17	17	21	-	-
Fresh pork adjusted EBIT	$ 129	$ 78	$ 97	$ 141	$ 34

Agenda

1. The New Era of Smithfield
2. Pork Segment – Delivering Quality & Consistent Earnings
3. Category Leadership
4. Hog Production Return To Profitability
5. Exports
6. Financial Management
7. Conclusion

The New Era of Smithfield

Leading Position In Food Industry

#1 U.S. Packaged Pork Company

#1 World Pork Processor

#1 World Hog Producer

#1 Market share in several European countries

Sources: Information Resources, Inc. (IRI); FreshLook Marketing Group; Successful Farming Pork Powerhouses 2009

Market Leader: Pork Processing

Pork Segment

TTM Sales: $9.5 billion

TTM Operating Profit: $551.0 million

- World's largest pork processor and largest packaged pork company in U.S.
- Sold 2.9 billion pounds of packaged meats in FY 10
- Processed 30 million hogs in FY 10
- Sold 4.0 billion pounds of fresh pork in FY 10

Smithfield ECKRICH Farmland John Morrell CURLY'S


Smithfield
31%
Tyson Foods
19%
JBS Swift
11%
Excel
9%
Hormel
7%
Other
23%

(% of U.S. hogs processed)

Note: TTM FY 11 Q1 sales (before inter-segment eliminations) and operating profit
Source: United States Industry Data Successful Farming

Market Leadership: International

International Segment

TTM Sales: $1.3 billion

TTM Operating Profit: $126.9 million

- Segment comprised of international meat processing operations and international hog production operations
- Subsidiaries in Poland, Romania and the United Kingdom
- 37% ownership of Campofrío Food Group (public company)
- Joint ventures in Mexico


#1
#1
#1
#1
#1
#1
#1

Note: TTM FY 11 Q1 sales (before inter-segment eliminations) and operating profit; results have been reclassified to reflect realignment of international hog production operations

Market Leader: Hog Production

Hog Production Segment

TTM Sales: $2.4 billion

TTM Operating Loss: $(295.1) million

FY 11 Q1 Operating Profit: $63.8 million

- Segment consists of U.S. hog production operations
- Produced 17.4 million hogs in U.S. in FY 10
- World's largest producer – 19.3 million hogs in FY 10

Murphy-Brown LLC



Christensen Family Farms 3%
Prestage Farms[1] 2%
Smithfield 18%
Seaboard Foods 4%
Five producers[1,2] 8%
Other 66,000 producers 65%

(% of U.S hogs produced)

Note: TTM FY 11 Q1 sales (before inter-segment eliminations) and operating profit; results have been reclassified to reflect realignment of international hog production operations Source: United States Industry Data Successful Farming

[1] The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to Smithfield Foods under long-term contracts

[2] Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The Pipestone System=1%; Goldsboro Hog Farm=1%; The Hanor Company=1%; Total=8%

Other Segment

Other Segment

TTM Sales: $112.5 million

TTM Operating Profit: $9.4 million

- Segment comprised of turkey production operations and 49% interest in Butterball
- Joint venture partner has accepted offer to buy company's 49% interest in Butterball and its related turkey production assets; December close anticipated



Smithfield
Butterball LLC[1] 22%
Jennie-O 19%
Cargill 14%
Sara Lee 4%
Other 41%

(% of U.S. turkeys processed)

Note: TTM FY 11 Q1 sales (before inter-segment eliminations) and operating profit; Smithfield's joint venture partner in Butterball, LLC has accepted Smithfield's offer to sell Smithfield's 49% interest in Butterball and its related turkey production assets. Estimated net proceeds of the sale of approximately $175 million will be used to reduce debt. Closing for the sale, which is subject to customary conditions, is expected to occur prior to calendar year end.

Pork Segment – Delivering Quality & Consistent Earnings

Pork Segment Earnings Growth



Fresh pork and consumer packaged meats profitability has more than doubled since fiscal 2007
Pork segment adjusted EBIT (in millions)
$700
$600
$500
$400
$300
$200
$100
$0
$219
$185
$34
$449
$308
$141
$483
$386
$97
$573
$495
$78
$579
$450
$129
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q1
Fresh pork
Packaged meats

Note: FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to slide 3 for Non-GAAP measure reconciliations

Consumer Packaged Meats Earnings Growth



Consumer packaged meats drives earnings growth and stability
Consumer packaged meats adjusted EBIT (in millions)
$600
$500
$400
$300
$200
$100
$0
Consumer packaged meats adjusted EBIT (% of sales)
12%
10%
8%
6%
4%
2%
0%
4.6%
5.6%
6.9%
9.6%
8.7%
$185
$308
$386
$495
$450
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q1
Adjusted EBIT
Adjusted EBIT (% of sales)

Note: FY 09 and FY 10 results adjusted for packaged meats restructuring and impairment charges; Refer to slide 3 for Non-GAAP measure reconciliations

Optimizing Consumer Packaged Meats



Consumer packaged meats is experiencing significant profit growth while optimizing product mix and pricing
Adjusted EBIT ($ per pound)
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
Benefit of Pork Group Restructuring=+$.02/pound
Normalized=$.10-.12/pound
$0.06
$0.10
$0.12
$0.17
$0.11
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
Adjusted EBIT ($ per pound)

Note: FY 09 and FY 10 results adjusted for packaged meats restructuring and impairment charges

Smithfield

Packaged Meats Raw Material Price History



Record high price levels in all green meats put pressure on packaged meats margins
$/cwt
$120
$110
$100
$90
$80
$70
$60
$50
$40
$90
$84
$80
$80
$116
$85
$66
$58
$62
$60
$79
$54
$51
$57
$53
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
14/16 Belly
72% Trim
20/23 Ham

Stable Fresh Pork Profitability



Fresh pork has remained consistently profitable
Fresh pork adjusted EBIT (in millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$5
$4
$3
$2
$1
$0
Fresh pork adjusted EBIT ($ per head)
$1.39
$4.50
$2.95
$2.57
$4.35
$34
$141
$97
$78
$129
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q1
Adjusted EBIT
Adjusted EBIT ($ per head)

Note: FY 09 and FY 10 results adjusted for fresh pork restructuring and impairment charges; Refer to slide 3 for Non-GAAP measure reconciliations

Smithfield

Category Leadership

Leading Retail Position In Key Consumer Categories



Smithfield brands are ranked 1st or 2nd in 8 leading consumer packaged meats categories
Market share
70%
60%
50%
40%
30%
20%
10%
0%
#1
#1
#1
#2
#2
#1
#2
#2
Smoked Hams
Value Added Ham Cuts
Smoked Pork
BBQ Meats
Bacon
Frozen Meatballs
Deli Meats
Cooked Dinner Sausage
Branded Retail
Private Label Retail

Sources: IRI 52 weeks ending 09/12/10; FreshLook 52 weeks ending 09/12/10

The Leader In Foodservice Pork



Smithfield drives more than $2.7 billion in pork foodservice sales, more than 2.5 times its closest competitor
Foodservice pork sales (in millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,710
$1,040
$924
$662
$552
$179
$136
Smithfield
Tyson Foods
Hormel Foods
Sara Lee
Kraft Foods
Cargill
JBS USA

Source: Strategic Research Consulting, Inc. (SRC) 2009

A Leader In the Deli



Smithfield is the 2nd largest deli meats manufacturer, with a 9.5% market share of the nearly 700 million pound category
Market share
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
18.3%
9.5%
5.4%
5.1%
3.2%
2.7%
Boars Head
Smithfield
Hormel Foods
Sara Lee
Dietz & Watson
Tyson Foods

Sources: IRI 52 weeks ending 09/12/10; FreshLook 52 weeks ending 09/12/10
Note: Includes slice to order and self-service deli meats

Hog Production
Return To Profitability

Hog Production Return To Profitability


Smithfield anticipates continued profitability in its Hog Production segment supported by lower hog supplies and raising costs in the mid-$50's per hundredweight in fiscal 2011
EBIT (in millions)
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
FY 06 Q1
FY 07 Q1
FY 08 Q1
FY 09 Q1
FY 10 Q1
FY 11 Q1

Note: Results have been reclassified to reflect realignment of international hog production operations

Smithfield

Hog Production Outlook Remains Positive

- Higher grain prices should have minimal impact on company's results in second half of fiscal 11
  - Hog consumes 10 bushels of corn from weaning to sale
- Company expects profitability in Hog Production segment in fiscal 2011 and beyond despite higher grain prices
- Continued lower hog supplies and strong exports are bullish for hog prices

Hog Production Group Restructuring Opportunity

- Company projects $90 million or $.02 per pound potential benefit to raising costs from long-term multi-year program
- Approximately $86 million CAPEX + $44 million one time charges = less than 1.5 year payback
- Reconfiguration of farms and breeding stock sources
- Decreased freight on feed and slaughter animals
- Improved animal health and productivity through heightened biosecurity

Exports

Export Customer Reliability

Japan and Mexico are Smithfield's leading export markets. China and Russia continue to be unreliable markets.



Japan
28%
Mexico
27%
China/HK
15%
Russia
9%
Other
12%
Korea
3%
Canada
6%
Reliable
Unreliable

Note: FY 11 Q1 YTD Smithfield export markets by volume; Other Category consists of sales to the following countries: Australia, The Bahamas, Bermuda, Brazil, Bulgaria, Caribbean, Chile, Columbia, Croatia, Cuba, Dominican Republic, El Salvador, EU, Guatemala, Haiti, Honduras, Malaysia, New Zealand, Panama, Philippines, Singapore, Taiwan, Vietnam

Financial Management

Smithfield

Long-Term Debt Maturities


Smithfield has no significant debt maturities until August (May) 2011
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
in millions
$99
$451
$66
$1 billion ABL undrawn
$903
$1,375
FY 11
FY 12
FY 13
FY 14
Thereafter

Note: Schedule as of 08/29/10 adjusted to reflect $190 million of 2011 bond repurchases through 10/07/10; Reflects undrawn portions of international credit facilities totaling $40 million

Smithfield

Net Debt to Total Capitalization


Goal is to reduce net debt to total capitalization below 40%
Net debt to total capitalization
60%
55%
50%
45%
40%
35%
30%
58%
56%
52%
48%
47%
40%
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
FY 11 E

Note: Net debt is equal to notes payable and long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; computed using net debt divided by the sum of net debt and shareholders' equity.
FY 11 E reflects a simplifying assumption that all free cash flows are utilized to pay-down debt.

Improving Liquidity

Smithfield continues to improve liquidity and has reduced net debt by nearly $1.4 billion since fiscal 2008



in millions
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$487
$921
$960
$1,104
$1,174
$1,209
$1,053
$1,214
$1,342
FY 09 Q1
FY 09 Q2
FY 09 Q3
FY 09 Q4
FY 10 Q1
FY 10 Q2
FY 10 Q3
FY 10 Q4
FY 11 Q1

Note: Amounts reflect unused borrowing capacity under credit facilities at quarter end plus invested and liquid cash

Conclusion

Positive Outlook

- Reported record fiscal 2011 first quarter results
- Domestic Hog Production – Sharp rebound
- Pork
  - Fresh pork – Positive year over year comparison
  - Packaged meats – Continued strong results with margins in normalized range
- International
  - Poland meat processing – Continued record earnings
- Exports – Modest year over year growth with strong outlook


Smithfield
October 2010